ASHLAND INC. INCENTIVE PLAN
                             (November 4, 1999)

SECTION 1.  PURPOSE

     The purpose of the Ashland Inc. Incentive Plan is to promote the interests of Ashland Inc. and its shareholders by providing incentives to its directors, officers and employees. Accordingly, the Company may grant to selected officers and employees Restricted Stock, Incentive Awards, Performance Unit Awards and Merit Awards in an effort to attract and retain in its employ qualified individuals and to provide such individuals with incentives to continue service with the Company, devote their best efforts to the Company and improve the Company's economic performance, thus enhancing the value of the Company for the benefit of shareholders. The Plan also provides an incentive for qualified persons, who are not officers or employees of the Company, to serve on the Board of Directors of the Company and to continue to work for the best interests of the Company by rewarding such persons with an automatic grant of Restricted Stock of the Company.

SECTION 2.  DEFINITIONS

     (A) "Agreement" shall mean a written agreement setting forth the terms of an Award, to be entered into at the Company's discretion.

     (B) "Award" shall mean an Incentive Award, a Performance Unit Award, a Restricted Stock Award or a Merit Award, in each case granted under this Plan.

     (C) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or Outside Director or if no designation has been made, the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's or Outside Director's death.

     (D) "Board" shall mean the Board of Directors of the Company or its designee.

     (E) "Change in Control" shall be deemed to occur (1) upon approval of the shareholders of the Company (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (C) adoption of any plan or proposal for the liquidation or dissolution of the Company, (2) when any person (as defined in Section 3(a)(9) or 13(d) of the Exchange Act), other than the Company or any Subsidiary or employee benefit plan or trust maintained by the Company, shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 15% of the Company's Common Stock outstanding at the time, without the approval of the Board, or (3) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

     (F) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (G) "Committee" shall mean the Personnel and Compensation Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall consist of three or more members, each of whom shall be a Non-Employee Director and an outside director as defined in the regulations issued under Section 162(m) of the Code, or its designee.

     (H) "Common Stock" shall mean the Common Stock of the Company ($1.00 par value), subject to adjustment pursuant to Section 13.

     (I)  "Company"  shall  mean,   collectively,   Ashland  Inc.  and  its
Subsidiaries.

     (J) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (K) "Fair Market Value" shall mean the price of the Common Stock as reported on the Composite Tape of the New York Stock Exchange on the date and at the time selected by the Company or as otherwise provided in the Plan.

     (L) "Incentive Award" shall mean an award made pursuant to Section 7, the payment of which is contingent upon the achievement of the Performance Goals for the particular Performance Period.

     (M) "Merit Award" shall mean an award of Common Stock issued pursuant to Section 9 of the Plan.

     (N) "Non-Employee  Director" shall mean a non-employee director within
the  meaning  of  applicable  regulatory   requirements,   including  those
promulgated under Section 16 of the Exchange Act.

     (O) "Outside Director" shall mean a director of the Company who is not also an employee of the Company.

     (P) "Participant" shall mean a regular, full-time or part-time employee of the Company as selected by the Committee to receive an Award under the Plan.

     (Q) "Performance Goals" shall mean performance goals as may be established in writing by the Committee which may be based on earnings, stock price, return on equity, return on investment, total return to shareholders, economic profit, debt rating or achievement of business, financial or operational goals. Such goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated. Such performance goals may be particular to a Participant or the division or other unit in which the Participant works and/or may be based on the performance of the Company generally.

     (R) "Performance Period" shall mean the period designated by the Committee during which the performance objectives shall be measured.

     (S)  "Performance  Unit  Award"  shall mean an award made  pursuant to
Section 8, the payment of which is contingent upon the achievement of the Performance Goals for the particular Performance Period.

     (T) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant or Outside Director, shall have acquired on behalf of the Participant or Outside Director by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

     (U) "Plan" shall mean this Ashland Inc. Incentive Plan.

     (V) "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, which period in the case of Participants shall not be less than one year from the date of grant (unless otherwise directed by the Committee), and in the case of Outside Directors is the period set forth in subsection (B) of Section 6.

     (W) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement, if any.

     (X) "Restricted Stock Award" shall mean an Award of Restricted Stock pursuant to Section 6 of the Plan.

     (Y) "Retained Distributions" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

     (Z) "Retirement" shall mean retirement of a Participant from the employ of the Company at any time as described in the Ashland Inc. and Affiliates Pension Plan or in any successor pension plan, as from time to time in effect.

     (AA)  "Subsidiary"   shall  mean  any  present  or  future  subsidiary
corporations, as defined in Section 424 of the Code, of the Company.

     (BB) "Tax Date" shall mean the date the withholding tax obligation arises with respect to an Award.

SECTION 3.  STOCK SUBJECT TO THE PLAN

     There will be reserved for issuance under the Plan an aggregate of 2,000,000 shares of Ashland Common Stock, par value $1.00 per share; provided, however, that of such shares only 500,000 shares in the aggregate shall be available for Restricted Stock and Merit Awards. Such shares shall be authorized but unissued shares of Common Stock. If any Award under the Plan shall expire or terminate for any reason without having been earned or vested in full, or if any Award shall be forfeited or deferred, the shares subject to the unearned, forfeited or deferred portion of such Award shall again be available for the purposes of the Plan.

SECTION 4.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have no authority regarding the granting of Restricted Stock to Outside Directors, as such grants are fixed pursuant to subsection (B) of Section 6 of the Plan.

     In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority (except as to Restricted Stock Awards granted to Outside Directors) to select the employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each Participant selected, to determine the time when Awards will be granted, and to prescribe the form of the Agreements embodying Awards made under the Plan. Subject to the provisions of the Plan specifically governing Restricted Stock Awards granted or to be granted to Outside Directors pursuant to Subsection (B) of
Section 6 herein, the Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

SECTION 5.  ELIGIBILITY

     Awards may only be granted (i) to regular full-time or part-time employees of the Company, or (ii) as expressly provided in subsection (B) of Section 6 of the Plan, to individuals who are duly elected Outside Directors of the Company.

SECTION 6.  RESTRICTED STOCK AWARDS

A.  Awards to Employees

     The Committee may make a Restricted Stock Award to selected Participants, which Restricted Stock Awards may, at the Company's discretion and as directed by the Committee, be evidenced by an Agreement which shall contain such terms and conditions as the Committee, in its sole discretion, may determine. The amount of each Restricted Stock Award and the respective terms and conditions of such Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. As a condition to any Restricted Stock Award hereunder, the Committee may require a Participant to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of the Restricted Stock Award. Subject to the terms and conditions of each Restricted Stock Award, the Participant, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder including, but not limited to, voting rights as to such Common Stock and the right to receive dividends thereon when, as and if paid.

     Unless otherwise determined and directed by the Committee, in the event that a Restricted Stock Award has been made to a Participant whose employment or service is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such Restricted Stock will be forfeited in its entirety by such Participant.

B.  Awards to Outside Directors

     During the term of the Plan, each person who is hereafter duly appointed or elected as an Outside Director and who does not receive an award under the Ashland Inc. 1997 Stock Incentive Plan shall be granted, effective on the date of his or her appointment or election to the Board, a Restricted Stock Award of 1,000 shares. All Awards under this subsection
(B) are subject to the limitation on the number of shares of Common Stock available pursuant to Section 3 and to the terms and conditions set forth in this subsection (B) and subsection (C) below.

     As a condition to any Restricted Stock Award hereunder, the Outside Director may be required to pay to the Company a non-refundable amount equal to the par value of the shares of the Restricted Stock Award. Upon the granting of the Restricted Stock Award, such Outside Director shall be entitled to all rights incident to ownership of Common Stock of the Company with respect to his or her Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and to receive dividends thereon when, as and if paid; provided, however, that subject to subsection
(C) hereof, in no case may any shares of Restricted Stock granted to an Outside Director be sold, assigned, transferred, pledged, or otherwise encumbered during the Restricted Period which shall not lapse until the earlier to occur of the following: (i) retirement from the Board at age 70,
(ii) the death or disability of such Outside Director, (iii) a 50% change in the beneficial ownership of the Company as defined in Rule 13d-3 under the Exchange Act, or (iv) voluntary early retirement to take a position in governmental service. Unless otherwise determined and directed by the Committee on Directors, in the case of voluntary resignation or other termination of service of an Outside Director prior to the occurrence of any of the events described in the preceding sentence, any Restricted Stock Award made pursuant to this subsection (B) will be forfeited by such Outside Director. As used herein, a director shall be deemed disabled when he or she is unable to attend to his or her duties and responsibilities as a member of the Board because of incapacity due to physical or mental illness.

C. Transferability

     Subject to subsection (B) of Section 15 hereof, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period, which, in the case of Participants, shall be determined by the Committee and, unless otherwise determined by the Committee, shall not be less than one year from the date of the Restricted Stock Award, and, in the case of Outside Directors, shall be determined in accordance with subsection (B) of this Section 6. The Committee may, at any time, reduce the Restricted Period with respect to any outstanding shares of a Restricted Stock Award, but, unless otherwise determined by the Committee, such Restricted Period shall not be less than one year.

     During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement, if any. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and the applicable Agreement, if any. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, with the exception that (i) the recipient will not be entitled to delivery of the stock certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired; (ii) the Company will retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iii) subject to subsection (B) of Section 15 hereof, the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period; and (iv) unless otherwise determined and directed by the Committee, a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

SECTION 7.  INCENTIVE AWARDS

     (A) Any Participant may receive one or more Incentive Awards as the Committee shall from time to time determine.

     (B) No later than 120 days (90 days for those Participants subject to the limitations of Code Section 162(m)) after the commencement of each Performance Period, the Committee shall establish in writing one or more Performance Goals that must be reached by a Participant in order to receive an Incentive Award for such Performance Period. Except with respect to Participants subject to the limitations of Code Section 162(m), the Committee shall have the discretion to later revise the Performance Goals and the amount to be paid out upon the attainment of these goals for any reason including the reflection of promotions, transfers or other changes in a Participant's employment so long as such changes are consistent with the Performance Goals established for other Participants in the same or similar positions. Performance Goals established for Participants subject to Code Section 162(m) may only be adjusted to reduce or eliminate the amount of compensation otherwise payable upon attainment of the Performance Goals.

     (C) The target Incentive Award is a fixed percentage of the Participant's Base Salary paid during the year. The maximum Incentive Award is 200% of the target Incentive Award. No Incentive Award shall exceed three million dollars ($3,000,000).

     (D) Payment of Incentive Awards shall be made on a date or dates fixed by the Committee. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Committee.

     If payment of an Incentive Award shall be made all or partially in shares of Common Stock, the number of shares of Common Stock to be delivered to a Participant on any payment date shall be determined by dividing (x) the original dollar amount to be paid on the payment date (or the part thereof determined by the Committee to be delivered in shares of such Incentive Award) by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay an Incentive Award or such other date as the Board shall determine.

     (E) Unless otherwise determined and directed by the Committee, an Incentive Award shall terminate if the Participant does not remain continuously employed and in good standing with the Company until the date of payment of such Award. Unless otherwise determined and directed by the Committee, in the event a Participant's employment is terminated because of death, disability or retirement, the Participant (or his or her beneficiaries or estate) shall receive the prorated portion of the payment of an Incentive Award for which the Participant would have otherwise been eligible based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved.

SECTION 8.  PERFORMANCE UNIT AWARDS

     (A) Any Participant may receive one or more Performance Unit Awards as the Committee shall from time to time determine.

     (B) The Performance Goals and Performance Period applicable to a Performance Unit Award shall be set forth in writing by the Committee no later than 120 days (90 days for those Participants subject to the limitations imposed by Code Section 162(m)) after the commencement of the Performance Period. Except with respect to Participants subject to the limitations of Code Section 162(m), the Committee shall have the discretion to later revise the Performance Goals and the amount to be paid out upon the attainment of these goals for any reason including the reflection of promotions, transfers or other changes in a Participant's employment so long as such changes are consistent with the Performance Goals established for other Participants in the same or similar positions. Goals established for Participants subject to Code Section 162(m) may only be adjusted to reduce or eliminate the amount of compensation otherwise payable upon attainment of the Performance Goals.

     (C) Each Performance Unit Award shall be established in dollars or shares of Common Stock, or a combination of both, as determined by the Committee. The original amount of any Performance Unit Award shall not exceed 400% of the Participant's then annual base salary and the original amount of any Performance Unit Award shall not exceed five million dollars ($5,000,000). In determining the amount of any Performance Unit Award made, in whole or in part, in shares of Common Stock, the value thereof shall be based on the Fair Market Value on the first day of the Performance Period or on such other date as the Board shall determine.

     (D) Unless otherwise determined and directed by the Committee, a Performance Unit Award shall terminate for all purposes if the Participant does not remain continuously employed and in good standing with the Company until payment of such Performance Unit Award. Unless otherwise determined and directed by the Committee, a Participant (or his or her beneficiaries or estate) whose employment was terminated because of death, disability or retirement will receive a prorated portion of the payment of his or her award based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved.

     (E) Payment with respect to Performance Unit Awards will be made to Participants on a date or dates fixed by the Committee. The amount of such payment shall be determined by the Committee and shall be based on the original amount of such Performance Unit Award adjusted to reflect the attainment of the Performance Goals during the Performance Period. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Committee.

     If payment of a Performance Unit Award established in dollars is to be made in shares of Common Stock or partly in such shares, the number of shares of Common Stock to be delivered to a Participant on any payment date shall be determined by dividing (x) the amount payable by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay the Performance Unit Award or on such other date as the Board shall determine.

     If payment of a Performance Unit Award established in shares of Common Stock is to be made in cash or partly in cash, the amount of cash to be paid to a Participant on any payment date shall be determined by multiplying (x) the number of shares of Common Stock to be paid in cash on such payment date with respect to such Performance Unit Award, by (y) the Fair Market Value on the date the Board approves the Committee's decision to pay the Performance Unit Award or on such other date as the Board shall determine. Any payment may be subject to such restrictions and conditions as the Committee may determine.

SECTION 9.  MERIT AWARDS

     Any Participant may receive a Merit Award of Common Stock under the Plan for such reasons and in such amounts as the Committee may from time to time determine. As a condition to any such Merit Award, the Committee may require a Participant to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of Common Stock awarded to him or her.

SECTION 10.  CONTINUED EMPLOYMENT

      Nothing in the Plan, or in any Award granted pursuant to the Plan, shall confer on any individual any right to continue in the employment of, or service to, the Company or interfere in any way with the right of the Company to terminate the Participant's employment at any time.

SECTION 11.  CHANGE IN CONTROL

     (A) Any Restricted Stock Award shall become fully vested from and after the date of a Change in Control for the full number of awarded shares less such number as may have been theretofore acquired under the Award.

     (B) Upon a Change in Control, there shall be an acceleration of any Performance Period relating to any Incentive Award, and payment of any Incentive Award shall be made in cash as soon as practicable after such Change in Control based upon achievement of the Performance Goals applicable to such Award up to the date of the Change in Control. Further, the Company's obligation with respect to such Incentive Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such Change in Control. In addition, prior to the date of such Change in Control, the Committee, in its sole judgment, may make adjustments to any Incentive Award as may be appropriate to reflect such Change in Control.

     (C) Upon a Change in Control, there shall be an acceleration of any Performance Period relating to any Performance Unit Award, and payment of any Performance Unit Award shall be made in cash as soon as practicable after such Change in Control based upon achievement of the Performance Goals applicable to such Performance Unit Award up to the date of the Change in Control. If such Performance Unit Award was established in shares of Common Stock, the amount of cash to be paid to a Participant with respect to the Performance Unit Award shall be determined by multiplying
(x) the number of shares of Common Stock relating to such Performance Unit Award, by (y) the Fair Market Value on the date of the Change in Control. Further, the Company's obligation with respect to such Performance Unit
Award shall be assumed, or new obligations substituted therefor, by the acquiring or surviving corporation after such Change in Control. In addition, prior to the date of such Change in Control, the Committee, in its sole judgment, may make adjustments to any Performance Unit Award as may be appropriate to reflect such Change in Control.

SECTION 12.  WITHHOLDING TAXES

     Federal, state or local law may require the withholding of taxes applicable to gains resulting from the payment or vesting of an Award. Unless otherwise prohibited by the Committee, each Participant may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment, (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the Participant pursuant to the vesting of an Award a number of shares having a Fair Market Value, as of the Tax Date, which will satisfy the amount of the withholding tax obligation, or (iii) by delivery to the Company of a number of shares of Common Stock having a Fair Market Value as of the Tax Date which will satisfy the amount of the withholding tax obligation arising from the vesting of an Award. A Participant's election to pay the withholding tax obligation by (ii) or (iii) above must be made on or before the Tax Date, is irrevocable, is subject to such rules as the Committee may adopt, and may be disapproved by the Committee. If the amount requested is not paid, the Committee may refuse to issue Common Stock under the Plan.

SECTION 13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3 and the number or kind of shares subject to, or the price per share under any outstanding Award shall be automatically adjusted so that the proportionate interest of the Participant or Outside Director shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

SECTION 14.  AMENDMENT AND TERMINATIONS

     The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that (i) the Committee may not, without approval by the Board and the shareholders, materially increase the benefits provided to Participants under the Plan and (ii) any amendment with respect to Restricted Stock granted to Outside Directors must be approved by the full Board.

     Termination of the Plan shall not affect any Awards made hereunder which are outstanding on the date of termination and such Awards shall continue to be subject to the terms of the Plan notwithstanding its termination.

SECTION 15.  MISCELLANEOUS PROVISIONS

     (A) Except as to Awards to Outside Directors, no Participant or other person shall have any claim or right to be granted an Award under the Plan.

     (B) A Participant's or Outside Director's rights and interest under the Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a Participant's or Outside Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant or Outside Director in the Plan shall be subject to any obligation or liability of such individual; provided, however, that a Participant's or Outside Director's rights and interest under the Plan may, subject to the discretion and direction of the Committee, be made transferable by such Participant or Outside Director during his or her lifetime. Except as specified in Section 6, the holder of an Award shall have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of the Company.

     (C) No Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal, state, and other securities laws.

     (D) The expenses of the Plan shall be borne by the Company.

     (E) By accepting any Award under the Plan, each Participant and Outside Director and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, the Committee or the Committee on Directors.

     (F) Awards granted under the Plan shall be binding upon the Company, its successors, and assigns.

     (G)  Nothing  contained  in this Plan  shall  prevent  the Board  from
adopting  other  or  additional  compensation   arrangements,   subject  to
shareholder approval if such approval is required.

     (H) Each Participant shall be deemed to have been granted any Award on the date the Committee took action to grant such Award under the Plan or such date as the Committee in its sole discretion shall determine at the time such grant is authorized.

SECTION 16.  EFFECTIVENESS OF THE PLAN

     The Plan shall be submitted to the shareholders of the Company for their approval and adoption on January 27, 2000, or such other date fixed for the next meeting of shareholders or any adjournment or postponement thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved and adopted at a meeting of the Company's shareholders.

SECTION 17.  GOVERNING LAW

     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky.